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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 6, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             On December 6, 2005, Hollinger International Inc. (NYSE: HLR) (the "Company") entered into a Release and Settlement Agreement (the "Settlement Agreement") with Torys LLP ("Torys"), an international law firm. The Toronto office of Torys had previously provided legal representation to the Company, but does not currently do so.

             The Settlement Agreement calls for Torys to pay $30.25 million to the Company by no later than December 22, 2005 to settle potential claims regarding Torys' representation of the Company. Under the Settlement Agreement, Torys agrees to cooperate in good faith with the Company and the Special Committee of its Board of Directors in any proceeding to which the Company is a party, including those identified in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: December 12, 2005                 By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary